Losses Per Share	12 Months Ended
Dec. 31, 2021
Losses Per Share [Abstract]
Losses Per Share

10. Losses Per Share

Basic and diluted losses per share (“EPS”) were as follows ($ in thousands):

	Years ended December 31,
	2021	2020
Numerator
Net loss	$(142,191)	$(7,437)
Denominator
Denominator for basic EPS – weighted-average shares	11,970,550	7,978,512
Effect of dilutive securities	—	—
Denominator for diluted EPS – weighted-average shares	11,970,550	7,978,512

EPS – Basic and Diluted	$(11.88)	$(0.93)

As of December 31, 2021 and 2020, 40,828,158 and 30,752,163 outstanding stock options, respectively, were excluded from the calculation of EPS, as their impact would be anti-dilutive. Additionally, as of December 31, 2021, 4,440,067 restricted stock units and 481,301 restricted shares issued upon the early exercise of unvested options have been excluded from the calculation of EPS, as their impact would be anti-dilutive.

As of December 31, 2021, 8,566,666 outstanding common stock warrants and were excluded from the calculation of EPS, as their impact would be anti-dilutive. As of December 31, 2020, outstanding preferred stock warrants were excluded from the calculation of EPS, as their impact, which would be equivalent to 381,306 shares of common stock on an “as converted” basis, would be anti-dilutive.

As of December 31, 2020, 117,886,982 outstanding convertible preferred shares were excluded from the calculation of EPS, as their impact, which would be equivalent to 121,038,967 shares of common stock on an “as converted” basis, would be anti-dilutive.